Parker Hannifin Corporation Fiscal 2023 Second Quarter Earnings Presentation February 2, 2023 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. Often but not always, these statements may be identified from the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. Neither Parker nor any of its respective associates or directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Parker cautions readers not to place undue reliance on these statements. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from past performance or current expectations. Among other factors which may affect future performance are: the impact of the global outbreak of COVID-19 and governmental and other actions taken in response; changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments; disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions, including the integration of Meggitt PLC; the ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination to undertake business realignment activities and the expected costs thereof and, if undertaken, the ability to complete such activities and realize the anticipated cost savings from such activities; ability to implement successfully business and operating initiatives, including the timing, price and execution of share repurchases and other capital initiatives; availability, cost increases of or other limitations on our access to raw materials, component products and/or commodities if associated costs cannot be recovered in product pricing; ability to manage costs related to insurance and employee retirement and health care benefits; legal and regulatory developments and changes; compliance costs associated with environmental laws and regulations; potential supply chain and labor disruptions, including as a result of labor shortages; threats associated with international conflicts and efforts to combat terrorism and cyber security risks; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; local and global political and competitive market conditions, including global reactions to U.S. trade policies, and resulting effects on sales and pricing; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates (including fluctuations associated with any potential credit rating decline) and credit availability; inability to obtain, or meet conditions imposed for, required governmental and regulatory approvals; changes in consumer habits and preferences; government actions, including the impact of changes in the tax laws in the United States and foreign jurisdictions and any judicial or regulatory interpretation thereof; and large scale disasters, such as floods, earthquakes, hurricanes, industrial accidents and pandemics. Readers should consider these forward-looking statements in light of risk factors discussed in Parker’s Annual Report on Form 10-K for the fiscal year ended June 30, 2022 and other periodic filings made with the SEC. This presentation contains references to non-GAAP financial information including organic sales for Parker and by segment, adjusted earnings per share, adjusted segment operating margin for Parker and by segment, adjusted net income, EBITDA, EBITDA margin, adjusted EBITDA, adjusted EBITDA margin, Gross Debt to Adjusted EBITDA, Net Debt to Adjusted EBITDA and free cash flow. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. For Parker, adjusted EBITDA is defined as EBITDA before business realignment, Integration costs to achieve, acquisition related expenses, and other one-time items. Free cash flow is defined as cash flow from operations less capital expenditures. Although organic sales, adjusted earnings per share, adjusted segment operating margin for Parker and by segment, adjusted net income, EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin and free cash flow are not measures of performance calculated in accordance with GAAP, we believe that they are useful to an investor in evaluating the company performance for the period. Detailed reconciliations of these non-GAAP financial measures to the comparable GAAP financial measures have been included in the appendix to this presentation. Effective July 1, 2022, the company began classifying certain expenses, previously classified as cost of sales, as selling, general and administrative expenses (“SG&A”) or within other (income) expense, net. During the integration of recently acquired businesses, the company has seen diversity in practice of the classifications of certain expenses, and the reclassification was made to better align the presentation of expenses on the Consolidated Statement of Income with management’s internal reporting. The expenses reclassified from cost of sales to SG&A relate to certain administrative activities conducted in production facilities and research and development. Foreign currency transaction expense was also reclassified from cost of sales to other (income) expense, net on the Consolidated Statement of Income. These reclassifications had no impact on net income, earnings per share, cash flows, segment reporting or the financial position of the Company and were retrospectively applied to all periods presented in the financial tables of this presentation. Please visit www.PHstock.com for more information 2

What Drives Parker? Great Generators and Deployers of Cash Living Up to Our Purpose Top Quartile Performance vs. Proxy Peers 3

Focused on Top Quartile Performance  Safety, Purpose and Engagement  Delivering Meggitt cost synergies of $300 million  Performance acceleration from The Win Strategy™ 3.0  Continuing our culture of continuous improvement  Committed to FY27 Targets Parker’s Transformation Continues with a Promising Future Ahead 4

Win Strategy 3.0 Accelerating Performance 6  Safety #1  High Performance Teams & Leaders  Culture of Kaizen  Digital Leadership  Zero Defects  Best-in-Class Lead Times  Strategic Positioning  Portfolio Transformation  Global CapEx Spend & Secular Trends  Annual Cash Incentive Plan (ACIP)  Simplification  Value Pricing  Lean Enterprise  Supply Chain Leadership Driving Top Quartile Performance

Capital Deployment Priorities  Dividend: Maintain record and target 5-year average payout 30-35% of net income  CapEx: Target 2% of sales to fund organic growth and productivity  10b5-1 share repurchase program  Near term: Debt reduction  Strategic acquisitions and/or discretionary share repurchase 7 Great Generators & Deployers of Cash

FY23 Q2: Excellent Operating Performance  Safety is our top priority, leveraging high-performance teams, lean and kaizen • 16% reduction in incidents vs. prior year  Sales were $4.7B, an increase of 22% vs. prior year; organic growth 10%1  Strong segment operating margin performance driving full year guidance increase  Meggitt integration & synergies on schedule 1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. The Win Strategy & Portfolio Changes Deliver Record Performance 8

Excellent Progress on Meggitt Integration Proven Track Record of Delivering on Synergy Targets Recent Highlights  Key leaders in place  20+ value creation & functional teams  Team member & customer engagement  Win Strategy implementation 9

$60 $150 $250 $300 $70 $150 $200 $240 FY23E FY24E FY25E FY26E Synergies Driving Meggitt Margin Expansion Expect 30% Adj. EBITDA Margin by FY26 Note: Pre-tax synergy estimate. Synergies Cumulative Cost to Achieve 10 Synergies and Operational Excellence 16.5% of Sales Safety, Lean, Kaizen, HPT’s, Simplification SG&A Footprint Optimization Supply Chain

Financial Summary FY23 Q2 vs. FY22 Q2 1. Sales figures As Reported. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. Note: FY22 Q2 As Reported: Segment Operating Margin of 19.4%, EBITDA Margin of 18.2%, Net Income of $388M, EPS of $2.97. $ Millions, except per share amounts Q2 FY23 Q2 FY23 Q2 FY22 YoY Change As Reported Adjusted¹ Adjusted¹ Adjusted Sales $4,675 $4,675 $3,825 +22% Segment Operating Margin 15.3% 21.5% 21.6% (10 bps) EBITDA Margin 19.1% 22.4% 22.7% (30 bps) Net Income $395 $619 $582 +6% EPS $3.04 $4.76 $4.46 +7% 12

Adjusted Earnings per Share Bridge FY22 Q2 to FY23 Q2 1. FY22 Q2 As Reported EPS of $2.97. FY23 Q2 As Reported EPS of $3.04. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. 13

FY23 Q2 Segment Performance

	Sales As Reported $ Organic %[1]	Segment Operating Margin As Reported	Segment Operating Margin Adjusted[1]	Order Rates[2]	Commentary
Diversified Industrial North America	$2,141M **+13.5% Organic**	19.6%	21.8% +50 bps YoY	+2%	• Broad based growth continues • Gradual supply chain improvement
Diversified Industrial International	$1,398M **+8.6% Organic**	20.4%	21.9% (50) bps YoY	(4%)	• Organic growth in all regions • China COVID impacting supply chain
Aerospace Systems	$1,136M **+4.9% Organic**	0.8%[3]	20.6% (10) bps YoY	+22%	• Robust commercial sales & order growth • Meggitt performance & synergies on track
Parker	$4,675M **+10.3% Organic**	15.3%	21.5% (10) bps YoY	+3%	• Record sales levels • Excellent operating performance

1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations.
2. Order Rates exclude acquisitions, divestitures, & currency. Industrial is a 3-month YoY comparison of total dollars. Aerospace is a rolling 12-month YoY comparison.
3. Aerospace as reported segment operating margin includes one-time purchase accounting related adjustments. See Appendix for additional details and reconciliations.

Parker

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$1,076 $1,005 $890 $900 FY23 FY22 Cash Flow from Operations Free Cash Flow FY23 Q2 YTD Cash Flow Performance  Cash Flow from Operations of 12.1%  Free Cash Flow of 10.0%1 • Capex of 2.1% of sales  Transaction expenses: • A use of cash of ~2% of sales  Free Cash Flow Conversion of 114%1 1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. $ Millions % to Sales 12.1% 10.0% 13.3% 11.9% 1 15

Capital Deployment & Leverage Highlights  Quarterly dividend of $1.33 declared on January 26, 2023 • 66 fiscal year record of increasing annual dividends per share paid  Leverage at FY23 Q2: • 3.6x Gross Debt / Adjusted EBITDA1 • 3.4x Net Debt / Adjusted EBITDA1 • ~$200M net debt reduction during the quarter  Current debt ratings: Baa1 / BBB+; A2 / P2 1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. 16

FY23 Adjusted Guidance Increased EPS Midpoint: $13.75 As Reported, $19.45 Adjusted Sales Growth vs. Prior Year Reported Organic1 Diversified Industrial North America 11% - 13% 7.5% - 9.5% Diversified Industrial International (3)% - (1)% 4% - 6% Aerospace Systems 64% - 66% 5.5% - 7.5% Parker 14.5% - 16.5% 6% - 8% Segment Operating Margins As Reported Adjusted1 Diversified Industrial North America 20.2% - 20.6% 22.4% - 22.8% Diversified Industrial International 20.2% - 20.6% 21.9% - 22.3% Aerospace Systems 8.9% - 9.3% 21.0% - 21.4% Parker 17.6% - 18.0% 21.9% - 22.3% Additional Items As Reported Adjusted1 Corporate G&A $204M $204M Interest Expense $555M Other Expense $162M ($18M) Reported Tax Rate ~23.5% Diluted Shares Outstanding ~130M Earnings Per Share As Reported Adjusted1 Range $13.50 - $14.00 $19.20 - $19.70 1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. Detail of Pre-Tax Adjustments to: Segment Margins Below Segment Acquired Intangible Asset Amortization ~$520M — Business Realignment Charges ~$30M — Integration Costs to Achieve ~$70M — Gain on AWB Divestiture — ($373M) Meggitt Acquisition Related Expenses ~$170M $162M Meggitt Deal Contingent Forward Contracts — $390M 17

FY23 Adjusted EPS Guidance Bridge Reconciliation of Q2 Beat and Guidance Increase 1. FY23 As Reported midpoint guidance EPS of $13.75. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. Updates to H2 Guidance ~$0.25 FX benefit to EPS 18

Parker’s Promising Future  Highly engaged global team living up to our purpose  Continue performance acceleration from The Win Strategy™ 3.0  Strategic portfolio transformation - longer cycle & more resilient  Continue to be great generators and deployers of cash Focused on Top Quartile Performance 19

Upcoming Event Calendar 3Q FY23 Earnings May 4, 2023 4Q FY23 Earnings August 3, 2023 Annual Meeting of Shareholders October 25, 2023 1Q FY23 Earnings November 2, 2023

Appendix • Reconciliation of Organic Growth • Adjusted Amounts Reconciliation • Reconciliation of EPS • Reconciliation of Total Segment Operating Margin to Adjusted Total Segment Operating Margin • Reconciliation of EBITDA to Adjusted EBITDA • Reconciliation of Gross and Net Debt to Adjusted EBITDA • Reconciliation of Free Cash Flow Conversion • Supplemental Sales Information – Global Technology Platforms • Reconciliation of Forecasted EPS 21

Reconciliation of Organic Growth

(Dollars in thousands)
(Unaudited)

Net Sales	Quarter-to-Date: As Reported December 31, 2022	Currency	Divestitures	Acquisitions	Adjusted December 31, 2022	As Reported December 31, 2021
Diversified Industrial:						
North America	$ 2,140,685	$ 1,508	$ -	$ (91,816)	$ **2,050,377**	$ 1,807,024
International						
Europe	748,105	89,916	-	(23,655)	**814,366**	732,440
Asia Pacific	574,869	62,844	-	(5,579)	**632,134**	605,771
Latin America	74,725	(1,878)	-	-	**72,847**	60,968
International	1,397,699	150,882	-	(29,234)	**1,519,347**	1,399,179
Total Diversified Industrial	3,538,384	152,390	-	(121,050)	**3,569,724**	3,206,203
Aerospace Systems	1,136,427	1,987	18,327	(508,317)	**648,424**	618,377
Total Parker Hannifin	$ 4,674,811	$ 154,377	$ 18,327	$ (629,367)	$ **4,218,148**	$ 3,824,580

	As reported	Currency	Divestitures	Acquisitions	**Organic**
Diversified Industrial:					
North America	18.5 %	(0.1)%	0.0 %	5.1 %	**13.5 %**
International					
Europe	2.1 %	(12.3)%	0.0 %	3.2 %	**11.2 %**
Asia Pacific	(5.1)%	(10.4)%	0.0 %	0.9 %	**4.4 %**
Latin America	22.6 %	3.1 %	0.0 %	0.0 %	**19.5 %**
International	(0.1)%	(10.8)%	0.0 %	2.1 %	**8.6 %**
Total Diversified Industrial	10.4 %	(4.7)%	0.0 %	3.8 %	**11.3 %**
Aerospace Systems	83.8 %	(0.3)%	(3.0)%	82.2 %	**4.9 %**
Total Parker Hannifin	22.2 %	(4.1)%	(0.5)%	16.5 %	**10.3 %**

Parker

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Adjusted Amounts Reconciliation Consolidated Statement of Income (Dollars in thousands, except per share data) (Unaudited) Quarter-to-Date FY 2023 Acquired Business Meggitt Acquisition Amortization As Reported Intangible Asset Realignment Costs to Related of Inventory Adjusted December 31, 2022 % of Sales Amortization Charges Achieve Expenses Step-Up to FV December 31, 2022 % of Sales Net sales 4,674,811$ 100.0% -$ -$ -$ -$ -$ 4,674,811$ 100.0 % Cost of sales 3,236,812 69.2% 37,652 3,214 3,153 - 111,973 3,080,820 65.9 % Selling, general and admin. expenses 814,966 17.4% 104,604 2,164 30,265 1,983 - 675,950 14.5 % Interest expense 146,931 3.1% - - - - - 146,931 3.1 % Other (income) expense, net (40,641) (0.9)% - - - - - (40,641) (0.9)% Income before income taxes 516,743 11.1% (142,256) (5,378) (33,418) (1,983) (111,973) 811,751 17.4 % Income taxes 121,282 2.6% 34,426 1,301 8,087 480 27,097 192,673 4.1 % Net income 395,461 8.5% (107,830) (4,077) (25,331) (1,503) (84,876) 619,078 13.2 % Less: Noncontrolling interests 224 0.0% - - - - - 224 0.0 % Net income - common shareholders 395,237$ 8.5% (107,830)$ (4,077)$ (25,331)$ (1,503)$ (84,876)$ 618,854$ 13.2 % Diluted earnings per share 3.04$ (0.83)$ (0.03)$ (0.20)$ (0.01)$ (0.65)$ 4.76$ 23

Adjusted Amounts Reconciliation
Consolidated Statement of Income

(Dollars in thousands, except per share data)
(Unaudited)

	Quarter-to-Date FY 2022								
	As Reported December 31, 2021	**% of Sales**	**Acquired Intangible Asset Amortization**	**Business Realignment Charges**	**Lord Costs to Achieve**	**Acquisition Related Expenses**	**Loss on Deal-Contingent Forward Contracts**	**Adjusted December 31, 2021**	**% of Sales**
Net sales	$ 3,824,580	100.0 %	$ -	$ -	$ -	$ -	$ -	**$ 3,824,580**	**100.0 %**
Cost of sales*	2,567,595	67.1 %	15,314	946	35	-	-	**2,551,300**	**66.7 %**
Selling, general and admin. expenses*	585,858	15.3 %	63,427	2,699	772	8,880	-	**510,080**	**13.3 %**
Interest expense	61,360	1.6 %	-	-	-	-	-	**61,360**	**1.6 %**
Other (income) expense, net*	119,443	3.1 %	-	-	-	10,262	149,382	**(40,201)**	**(1.1)%**
Income before income taxes	490,324	12.8 %	(78,741)	(3,645)	(807)	(19,142)	(149,382)	**742,041**	**19.4 %**
Income taxes	102,595	2.7 %	17,874	827	183	4,345	33,910	**159,734**	**4.2 %**
Net income	387,729	10.1 %	(60,867)	(2,818)	(624)	(14,797)	(115,472)	**582,307**	**15.2 %**
Less: Noncontrolling interests	129	0.0 %	-	-	-	-	-	**129**	**0.0 %**
Net income - common shareholders	$ 387,600	10.1 %	$ (60,867)	$ (2,818)	$ (624)	$ (14,797)	$ (115,472)	**$ 582,178**	**15.2 %**
Diluted earnings per share	$ 2.97		$ (0.47)	$ (0.02)	$ -	$ (0.12)	$ (0.88)	**$ 4.46**	

*Prior period amounts have been recast to reflect the income statement reclassification.

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Adjusted Amounts Reconciliation
Business Segment Information

(Dollars in thousands)
(Unaudited)

	Quarter-to-Date FY 2023								
	As Reported December 31, 2022	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Meggitt Costs to Achieve	Acquisition Related Expenses	Amortization of Inventory Step-Up to FV	Adjusted December 31, 2022	% of Sales[2]
Diversified Industrial:									
North America[1]	$ 419,921	19.6%	$ 44,358	$ 1,338	$ 1,270	$ -	$ -	$ 466,887	21.8%
International[1]	285,520	20.4%	16,819	3,039	425	-	-	305,803	21.9%
Total Diversified Industrial[1]	705,441	19.9%	61,177	4,377	1,695	-	-	772,690	21.8%
Aerospace Systems[1]	8,793	0.8%	81,079	1,001	31,723	-	111,973	234,569	20.6%
Total segment operating income	714,234	15.3%	(142,256)	(5,378)	(33,418)	-	(111,973)	1,007,259	21.5%
Corporate administration	48,901	1.0%	-	-	-	-	-	48,901	1.0%
Income before interest and other	665,333	14.2%	(142,256)	(5,378)	(33,418)	-	(111,973)	958,358	20.5%
Interest expense	146,931	3.1%	-	-	-	-	-	146,931	3.1%
Other (income) expense	1,659	0.0%	-	-	-	1,983	-	(324)	0.0%
Income before income taxes	$ 516,743	11.1%	$ (142,256)	$ (5,378)	$ (33,418)	$ (1,983)	$ (111,973)	$ 811,751	17.4%

1. Segment operating income as a percent of sales is calculated on segment sales.
2. Adjusted amounts as a percent of sales are calculated on as reported sales.

Parker

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Adjusted Amounts Reconciliation Business Segment Information 1. Segment operating income as a percent of sales is calculated on segment sales. 2. Adjusted amounts as a percent of sales are calculated on as reported sales. 26 (Dollars in thousands) (Unaudited) Quarter-to-Date FY 2022 Acquired Business Lord Acquisition Loss on As Reported Intangible Asset Realignment Costs to Related Deal-Contingent Adjusted December 31, 2021 % of Sales Amortization Charges Achieve Expenses Forward Contracts December 31, 2021 % of Sales2 Diversified Industrial: North America1 337,417$ 18.7% 47,024$ 660$ 329$ -$ -$ 385,430$ 21.3% International1 291,555 20.8% 18,958 2,387 478 - - 313,378 22.4% Total Diversified Industrial1 628,972 19.6% 65,982 3,047 807 - - 698,808 21.8% Aerospace Systems1 114,796 18.6% 12,759 598 - - - 128,153 20.7% Total segment operating income 743,768 19.4% (78,741) (3,645) (807) - - 826,961 21.6% Corporate administration 42,587 1.1% - - - - - 42,587 1.1% Income before interest and other 701,181 18.3% (78,741) (3,645) (807) - - 784,374 20.5% Interest expense 61,360 1.6% - - - - - 61,360 1.6% Other (income) expense 149,497 3.9% - - - 19,142 149,382 (19,027) -0.5% Income before income taxes 490,324$ 12.8% (78,741)$ (3,645)$ (807)$ (19,142)$ (149,382)$ 742,041$ 19.4%

Reconciliation of Earnings per Diluted Share to Adjusted Earnings per Diluted Share (Unaudited) Three Months Ended December 31, (Amounts in dollars) 2022 2021 Earnings per diluted share $3.04 $ 2.97 Adjustments: Acquired intangible asset amortization expense 1.09 0.60 Business realignment charges 0.04 0.03 Integration costs to achieve 0.26 0.01 Acquisition-related expenses 0.02 0.15 Loss on deal-contingent forward contracts — 1.14 Gain on Aircraft Wheel and Brake divestiture — — Amortization of inventory step-up to fair value 0.86 — Tax effect of adjustments1 (0.55) (0.44) Adjusted earnings per diluted share $4.76 $ 4.46 1. This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the preceding line items of the table. We estimate the tax effect of each adjustment item by applying our overall effective tax rate for continuing operations to the pre-tax amount, unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment. 27

Reconciliation of Total Segment Operating Margin to Adjusted Total Segment Operating Margin (Unaudited) Three Months Ended Three Months Ended (Dollars in thousands) December 31, 2022 December 31, 2021 Operating income Operating margin Operating income Operating margin Total segment operating income $ 714,234 15.3% $ 743,768 19.4 % Adjustments: Acquired intangible asset amortization 142,256 78,741 Business realignment charges 5,378 3,645 Integration costs to achieve 33,418 807 Amortization of Inventory Step-up to FV 111,973 — Adjusted total segment operating income $ 1,007,259 21.5% $ 826,961 21.6% 28

Reconciliation of EBITDA to Adjusted EBITDA (Dollars in thousands) Three Months Ended (Unaudited) December 31, 2022 % of Sales 2021 % of Sales Net sales $ 4,674,811 100.0% $ 3,824,580 100.0% Net income $ 395,461 8.5% $ 387,729 10.1% Income taxes 121,282 2.6% 102,595 2.7% Depreciation 87,488 1.9% 65,362 1.7% Amortization 142,256 3.0% 78,741 2.1% Interest expense 146,931 3.1% 61,360 1.6% EBITDA 893,418 19.1% 695,787 18.2% Adjustments: Business realignment charges 5,378 0.1% 3,645 0.1% Meggitt costs to achieve 33,418 0.7% - 0.0% Lord costs to achieve - 0.0% 807 0.0% Acquisition-related expenses 1,983 0.0% 19,142 0.5% Loss on deal-contingent forward contracts - 0.0% 149,382 3.9% Amortization of inventory step-up to FV 111,973 2.4% - 0.0% EBITDA - Adjusted $ 1,046,170 22.4% $ 868,763 22.7% EBITDA margin 19.1% 18.2 % EBITDA margin - Adjusted 22.4% 22.7% 29

Reconciliation of Gross and Net Debt / Adjusted EBITDA 30 Reconciliation of Gross and Net Debt / Adjusted EBITDA (Unaudited) (Dollars in thousands) December 31, 2022 Notes payable and long-term debt payable within one year 1,994,333$ Long-term debt 12,025,860 Add: Deferred debt issuance costs 83,758 Total gross debt 14,103,951$ Cash and cash equivalents 756,055$ Marketable securities and other investments 21,611 Total cash 777,666$ Net debt (Gross debt less total cash) 13,326,285$ TTM Net Sales 17,181,805$ Net income 1,260,492$ Income tax 311,753 Depreciation 280,656 Amortization 385,208 Interest Expense 399,267 TTM EBITDA 2,637,376$ Adjustments: Business realignment charges 17,337 Costs to achieve 48,166 Acquisition-related costs 186,627 Loss on deal-contingent forward contracts 1,256,036 Gain on Aircraft Wheel & Brake divestiture (372,930) Amortization of inventory step-up to FV 130,331 Russia liquidation 20,057 TTM Adjusted EBITDA 3,923,000$ Gross Debt/TTM Adjusted EBITDA 3.6 Net Debt/TTM Adjusted EBITDA 3.4

(Unaudited) Six Months Ended December 31, 2022 Six Months Ended December 31, 2021(Dollars in thousands) Net income $ 783,498 $ 839,192 Cash flow from operations $ 1,076,134 $ 1,005,469 Capital Expenditures (185,704) (105,606) Free cash flow $ 890,430 $ 899,863 Free cash flow conversion (free cash flow / net income) 114% 107 % Reconciliation of Free Cash Flow Conversion 31

Supplemental Sales Information Global Technology Platforms (Unaudited) Three Months Ended December 31, (Dollars in thousands) 2022 2021 Net sales Diversified Industrial: Motion Systems $ 913,415 $ 843,655 Flow and Process Control 1,173,260 1,103,404 Filtration and Engineered Materials 1,451,709 1,259,144 Aerospace Systems 1,136,427 618,377 Total $ 4,674,811 $ 3,824,580 32

Reconciliation of EPS Fiscal Year 2023 Guidance (Unaudited) (Amounts in dollars) Fiscal Year 2023 Forecasted earnings per diluted share $13.50 to $14.00 Adjustments: Business realignment charges 0.23 Costs to achieve 0.54 Acquisition-related intangible asset amortization expense 4.00 Acquisition-related expenses 2.55 Loss on deal-contingent forward contracts 3.00 Gain on Aircraft Wheel & Brake divestiture (2.87) Tax effect of adjustments1 (1.75) Adjusted forecasted earnings per diluted share $19.20 to $19.70 1. This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the preceding line items of the table. We estimate the tax effect of each adjustment item by applying our overall effective tax rate for continuing operations to the pre-tax amount, unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment. 33